Notes Payable	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Notes Payable
13.
NOTE PAYABLE

Notes Payable is comprised of the following:

Debenture	$4,425,162
GEM	1,476,600
Airframe	990,000
Total Note Payable	6,891,762
Less current maturities	1,810,468
Total long-term Note Payable	$5,081,294

On March 17, 2022, the Company entered into agreements (each a “Subscription Agreement”) pursuant to which the Company sold US$6.0 million of its securities (the “Financing”). The securities sold in the Financing consisted of (1) non-convertible debentures (each, a “Debenture”) and (2) one common stock purchase warrant (each, a “Warrant”) for every US$1.24 of principal of the Debentures purchased for gross proceeds of up to US $6.0 million. Each Warrant is exercisable into one share of common stock (each, a “Warrant Share”) at an exercise price of US$1.24 per Warrant Share with an exercise period of 24 months from the date of closing.

The terms of the Debentures include:

•
a maturity date of 24 months from the date of issuance (the “Maturity Date”) and the principal amount of the Debentures, together with any accrued and unpaid interest, will be payable on the Maturity Date;
•
the Debentures bear interest (the “Interest”) at the rate of 15% per annum, which Interest will be payable in cash quarterly in arrears;
•
the Company has the option to prepay the principal amount of the Debentures on 30 business days’ notice, provided that if repaid in the first year, the Company must provide a payment such that the holders of the Debentures receive at least 10% premium on the principal amount, after deducting any prior Interest payments from such premium; and
•
it is intended that repayment by the Company of amounts owing under the Debentures will be secured by a secured lien on the tangible fixed assets of the Company

The Company determined that the terms of the Warrants issued in the financing require the Warrants to be classified as equity. Accordingly, upon issuance, the Company recorded debt issuance costs of $2.2 million related to the Warrants along with a corresponding credit to additional paid in capital. As the Warrants are classified as equity warrants the Company will not remeasure the Warrants each accounting period.

Since the Warrants may purchase a fixed number of shares for a fixed price, the Company chose to use the Black-Scholes option pricing model to value the warrants at issuance. The inputs selected are: underlying stock price at date of issuance of $1.04 per share, exercise price of $1.24 per share, expected term of 2 years, dividends of $0, a risk free rate of -0.6%, and volatility of 143%.

The debt issuance costs resulting from the warrants along with other direct costs of the Financing will be amortized to interest expense using the effective interest method.

On March 2, 2022, GA Telesis LLC (GAT) and Global entered into an Airframe Sale and Purchase Agreement for one used Airbus 320 airframe bearing manufacturer's serial number 2090. The Company completed the sale for an aggregate principal amount of $990,000 and bears interest at 6.5%, payable in monthly installments of principal and interest. During the year ended December 31, 2022, the Company made scheduled principal payments of $120,478 on its outstanding debt obligation.

At December 31, 2022, note payable principal payments for the next five years and thereafter are as follows:

2023	$2,132,732
2024	4,759,030
2025	—
2026	—
2027	—
2028 and thereafter	—
Total minimum lease payments	6,891,762